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                         Banc of America Securities LLC
                           Collateral Summary Report
                          As of Date: October 17, 2000

Deal Title: Equity One Deal                                           Total Pool


                             General Characteristics
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

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
Pool Size:          $152,972,437.15     W.A. Gross Coupon:     10.324%          W.A. OTerm               168.7
Loan Count:              1,962          W.A. CLTV:              71.49%          W.A. RTerm               162.1
Average Balance:        $77,968         W.A. OLTV:              71.99%          W.A. Age                   7.1
---------------------------------------------------------------------------------------------------------------

-----------------------------          -------------------------------          -------------------------------
    Balance Distribution                     Coupon Distribution                  Combined OLTV Distribution
<= 50K                 17.08%          8.0 - 8.5                 1.41%          <= 50                    7.50%
50K - 75K              18.27%          8.5 - 9.0                 8.48%          50 - 55                  3.55%
75K - 100K             15.80%          9.0 - 9.5                10.19%          55 - 60                  5.49%
100K - 125K            12.29%          9.5 - 10.0               22.45%          60 - 65                  7.65%
125K - 150K             9.13%          10.0 - 10.5              19.72%          65 - 70                 14.46%
150K - 175K             6.51%          10.5 - 11                19.36%          70 - 75                 16.71%
175K - 200K             4.37%          > 11.0                   18.39%          75 - 80                 28.42%
200K - 225K             3.47%          -------------------------------          80 - 85                  7.35%
225K - 250K             3.55%          WA:                     10.324%          85 - 90                  6.98%
250K - 275K             1.38%          SD:                      0.965%          90 - 95                  1.09%
275K - 300K             2.30%          Min:                     8.500%          95 - 100                 0.72%
300K - 400K             2.40%          Max:                    14.990%          > 100                    0.08%
400K - 500K             2.68%                                                   ------------------------------
>500K                   0.77%                                                   WA:  71.99%       Min:   0.80%
-----------------------------                                                   SD:  13.81%       Max: 103.84%
Avg:                  $77,968                                                   ------------------------------
SD:                   $62,318
Min:                   $5,652          -------------------------------          ------------------------------
Max:                 $663,257                    Credit Grade                            Credit Score
-----------------------------          A                        78.99%          801 - 850                0.54%
                                       B                        20.16%          751 - 800                5.62%
-----------------------------          C                         0.48%          701 - 750               13.25%
     Original Balance                  a                         0.33%          651 - 700               23.70%
<= 100K               50.84%           b                         0.05%          601 - 650               27.20%
100K-150K             21.74%                                                    551 - 600               19.11%
150K-200K             10.87%           -------------------------------          501 - 550                7.43%
200K-250K              6.86%               Prepayment Penalty Term              451 - 500                1.80%
250K-300K              3.84%           0 Years                  54.25%          400 - 450                0.09%
300K-350K              2.14%           1 Year                    2.22%          N/A                      1.25%
400K-450K              1.10%           2 Years                   2.69%          ------------------------------
450K-500K              1.85%           3 Years                  32.54%          WA:                        640
>500K                  0.77%           4 Years                   0.49%          SD:                         67
                                       5 Years                   7.75%          Min:                       411
----------------------------           Over 5 Years              0.06%          Max:                       841
Avg:              $78,552.34           -------------------------------          ------------------------------
SD:               $62,555.92
Min:                  $8,800           WA:
Max:                $665,550           Max:                       6.00
                                       Min:                       0.00
        Lien Position                  SD:                        1.75
----------------------------           -------------------------------
1                    100.00%
----------------------------
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
---------------------------------------------------------------------------------
W.A. FICO                        640            Pool - Balloon %:          71.87%
GSE Conforming Percentage:    90.23%            Pool - ARMS %:              0.00%
W.A. DTI                      27.76%            Loans with PMI %:         100.0%
---------------------------------------------------------------------------------


---------------------------------               ----------------------------------
    Combined LTV Distribution                            Property Type
<= 50                       7.74%               SFD                        60.69%
50 - 55                     3.89%               Mixed Use                  29.50%
55 - 60                     5.07%               Duplex                      3.47%
60 - 65                     8.66%               Condominium                 2.14%
65 - 70                    13.98%               Triplex                     1.08%
70 - 75                    17.34%               Townhouse                   0.88%
75 - 80                    27.76%               Apartment Building          0.86%
80 - 85                     7.12%               Others                      1.38%
85 - 90                     6.86%               ---------------------------------
90 - 95                     0.80%
95 - 100                    0.77%               ---------------------------------
---------------------------------                         Documentation
WA:                        71.49%               Income Verifiable          84.62%
SD:                        13.91%               Non-Income Verifiable      15.38%
Min:                        0.80%               ---------------------------------
Max:                      100.00%
---------------------------------               ---------------------------------
                                                           Purpose
---------------------------------               Refi                       51.99%
    Geographical (Zip Code)                     Purchase                   39.49%
8226                        1.54%               Other                       8.52%
8260                        0.71%               ---------------------------------
8401                        0.63%
57103                       0.58%               --------------------------------
19103                       0.55%                             Occupancy
Other ZIP Codes            95.98%               Owner Occupied             58.58%
---------------------------------               Non-Owner Occupied         41.42%
                                                ---------------------------------
---------------------------------
    Geographical (State)                        ---------------------------------
NJ                         23.55%                        Product Type
PA                         22.11%               Fixed Balloon              71.87%
NC                          5.79%               Fixed                      28.13%
MA                          4.93%
IA                          3.79%
Other States               39.83%               ---------------------------------
---------------------------------
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As of Date:

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Placement Agent is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.




Banc of America Securities LLC                                    Scenario Table
--------------------------------------------------------------------------------
                                                         Equity One Surety w/ OC

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Bond Class: A1
-----------------------------------------------------------------------------------------------------------------
                           Run   Description     First Accrual    Next Pay
Settle Date   Call %       To        #               Date           Date        Actual Delay      Issue Balance
-----------------------------------------------------------------------------------------------------------------
11/16/2000    10.0        Call   Pass-Thru        11/01/2000     12/25/2000         24           170,000,000.00
-----------------------------------------------------------------------------------------------------------------
                 Principal                        Interest         Index
 Balance            Type            Coupon          Type            Type     Margin    Accrued Interest
-------------------------------------------------------------------------------------------------------
170,000,000.00    Normal            7.4650          Fixed           None     0.0000       528,770.83
--------------------------------------------------------------------------------------------------------
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
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                           PP=0.0;0.0      PP=50.0;0.0     PP=75.0;0.0    PP=100.0;0.0   PP=125.0;0.0   PP=150.0;0.0    PP=175.0;0.0
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
    7.3500                 100.99297       100.43537       100.25860      100.14020      100.04385      99.97153        99.91368
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WAL (Yrs)                   10.17            5.52            4.20           3.41           2.80          2.37            2.04
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Mod Dur                      6.42            4.02            3.26           2.75           2.33          2.02            1.77
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FirstPrinPay              12/25/2000      12/25/2000      12/25/2000      12/25/2000     12/25/2000    12/25/2000     12/25/2000
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Maturity                  06/25/2020      08/25/2014      01/25/2011      07/25/2009     10/25/2007    08/25/2006     09/25/2005
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Prin Window (Months)         235             165             122            104             83            69             58
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